Financial Risk Management Objectives and Policies - Summary of Foreign Currency Sensitivity (Detail) - GBP (5.0% movement) [member] - Currency risk [member] - USD ($) $ in Thousands	Dec. 12, 2020	Dec. 31, 2019
Disclosure of nature and extent of risks arising from financial instruments [line items]
Profit or loss, Strengthening	$ (184,067)	$ (156,489)
Profit or loss, Weakening	(184,416)	(150,290)
Equity, net of tax, Strengthening	(48,743)	(175,371)
Equity, net of tax, Weakening	$ (48,394)	$ (173,872)